SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2009 (September 2, 2009)

GENSPERA, INC.
(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9901 IH 10 West, Suite 800
San Antonio, TX 78230
(Address of Principal Executive Offices)

210-477-8537
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 2, 2009 GenSpera, Inc. (“Company”) entered a Securities Purchase Agreement with a number of accredited investors (“Investors”).  Pursuant to the terms of the agreement, the Company sold units in the aggregate of $240,000.  The price per unit was $1.50.  Each unit consists of: (i) one share of the Company’s common stock (“Shares”); and (ii) one half Common Stock Purchase Warrant (“Warrant”).  The Warrants have a term of five years and entitle the Investors to purchase the Company’s common shares at a price per share of $3.00.  The Warrants also contain provisions providing for an adjustment in the underlying number of shares and exercise price in the event of stock splits or stock dividends and fundamental transactions.  The provisions do not provide for any adjustment in the event of subsequent equity sales or transactions.  The Warrants are also callable by the Company in the event the Company’s common stock becomes publically traded and certain other conditions, as described in the Warrants, are met.  The Company paid a total of $23,100 in fees and expenses incurred in connection with the transaction.  The Company also  issued a warrants to purchase 12,267, common shares, with identical terms to the Warrant, as a partial finder’s fee in connection with the offering.

The Company also entered in a Registration Rights Agreement with regard to the registration of the Shares and the shares underlying the Warrants.  The Registration Rights Agreement provides for penalties to be paid in restricted shares in the event the Company: (i) fails to file a registration statement or have such registration statement declared effective within a certain period of time; or (ii) fails to maintain the registration statement effective until all the securities registered therein are sold or are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summaries of each of the Securities Purchase Agreement, Common Stock Purchase Warrant, and the Registration Rights Agreement are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, and 10.03 respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2009Executive Compensation Plan

On September 2, 2009, the Board of Directors (“Board”) of GenSpera, Inc. (“Company”)  approved the 2009 Executive Compensation Plan (“Plan”).  The Plan permits the granting of up to 1,775,000 shares of GenSpera’s common stock (“Common Stock”) through the issuance of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares and Other Stock Based Awards to our executive officers.

The foregoing summary of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached hereto as Exhibit 4.01 and which is incorporated herein, in its entirety, by reference.

Employment Contracts

On September 2, 2009, the Company entered into written employment agreements with Messrs. Dionne and Richerson.  The material terms of each respective agreement are summarized below:

Craig Dionne

In connection with Mr. Dionne’s employment, we entered into: (i) an employment agreement; (ii) a severance agreement; (iii) a proprietary information, inventions and competition agreement; and (iv) an indemnification agreement.

Employment Agreement

Pursuant to the terms of the employment agreement, the Company shall employ Craig Dionne as the Company’s Chief Executive Officer for a term of 5 years.  As compensation for his services, Mr. Dionne shall receive a base salary of $240,000 per year.  In addition, Mr. Dionne is eligible to receive annual and discretionary bonuses as determined by the Board.  Mr. Dionne is also entitled to receive certain payments and acceleration of outstanding equity awards in the event his employment is terminated.  As part of the agreement, Mr. Dionne was also granted options to purchase 1,000,000 shares of Common Stock with an exercise price of $1.65 per share.  The options were issued pursuant to the Plan and vest upon the achievement of certain milestones as more fully described in the agreement.  The options have a term of 7 years.

Severance Agreement

The severance agreement provides for certain payments, as described below, in the event Mr. Dionne’s employment is terminated in connection with a change in control.

Proprietary Information, Inventions and Competition Agreement

The proprietary information, inventions and competition agreement requires Mr. Dionne to maintain the confidentiality of the Company’s intellectual property as well as the assignment of any inventions made by Mr. Dionne during his employment.  The agreement also limits Mr. Dionne’s ability to compete within certain fields of interest, as defined in the agreement, for a period of 18 months following the end of his employment.

Indemnification Agreement

The indemnification agreement provides for the indemnification and defense of Mr. Dionne, in the event of litigation, to the fullest extent permitted by law.  The Company has also adopted the form of indemnification agreement for use with its other executive officers, employees and directors.

Potential Payments Upon Termination or Change-in-Control

As part of the agreements, Mr. Dionne shall be entitled to

							Accelerated Vesting of
Officer	Salary		Bonus		Health		Options*		Total

Craig Dionne
Terminated without cause (1)	$720,000	(2)	$0	(3)	$54,000	(4)	$0	(5)	$774,000

Terminated, change of control (6)	$1,440,000		$0	(3)	$54,000	(4)	$0	(5)	$1,494,000

Disability	$240,000		--		--		--		$240,000

Other	--		--		--		--		--

(1)	Also includes termination by Mr. Dionne with Good Reason
(2)	Represents 36 months of Mr. Dionne’s base salary.
(3)	There has been no bonus established for the current year.
(4)	Represents 36 months of Mr. Dionne’s monthly health care reimbursement of $1,500.
(5)	There does not presently exist a market for the Company’s securities. In the event of termination, Mr. Dionne’s 1,000,000 common stock options would vest and would remain exercisable for their term.
(6)	Assumes termination without cause or good reason.

The foregoing summary of Mr. Dionne’s:  (i) employment agreement; (ii) severance agreement; (iii) proprietary information, inventions and competition agreement; and (iv) indemnification agreement  are qualified in their entirety by reference to the full text of the agreements which are attached hereto as Exhibits 10.04, 10.05, 10.06 and 10.07, respectively, and which are incorporated herein in their entirety by reference.

Russell Richerson

In connection with Mr. Richerson’s employment, we entered into: (i) an employment agreement; (ii) a proprietary information, inventions and competition agreement; and (iii) an indemnification agreement.

Employment Agreement

Pursuant to the terms of the employment agreement, the Company shall employ Russell Richerson as the Company’s Chief Operating  Officer for a term of 3 years.  As compensation for his services, Mr. Richerson shall receive a base salary of $200,000 per year.  In addition, Mr. Richerson is eligible to receive annual and discretionary bonuses as determined by the Board.  Mr. Richerson is also entitled to receive certain payments and acceleration of outstanding equity awards in the event his employment is terminated and as described below.  As part of the agreement, Mr. Richerson was also granted options to purchase 775,000 shares of Common Stock with an exercise price of $1.50 per share.  The options were issued pursuant to the Plan and vest upon the achievement of certain milestones as more fully described in the agreement.  The options have a term of 7 years.

Proprietary Information, Inventions and Competition Agreement

The proprietary information, inventions and competition agreement requires Mr. Richerson to maintain the confidentiality of the Company’s intellectual property as well as the assignment of any inventions made by Mr. Richerson during his employment.  The agreement also limits Mr. Richerson’s ability to compete within certain fields of interest, as defined in the agreement, for a period of 18 months following end of his employment.

Indemnification Agreement

The indemnification agreement provides for the indemnification and defense of Mr. Richerson, in the event of litigation, to the fullest extent permitted by law.

Potential Payments Upon Termination or Change-in-Control

As part of the agreements, Mr. Richerson shall be entitled to

							Accelerated Vesting of
Officer	Salary		Bonus		Health		Options*		Total

Russell Richerson
Terminated without cause (1)	$300,000	(2)	$0	(3)	$27,000	(4)	$0	(5)	$327,000

Terminated, change of control	--		--		--		--		--

Disability	$200,000		--		--		--		$200,000

Other	--		--		--		--		--

(1)	Also includes termination by Mr. Richerson with Good Reason
(2)	Represents 18 months of Mr. Richerson’s base salary.
(3)	There has been no bonus established for the current year.
(4)	Represents 18 months of Mr. Richerson’s monthly health care reimbursement of $1,500.
(5)	There does not presently exist a market for the Company’s securities. In the event of termination, Mr. Richerson’s 775,000 common stock options would vest and would remain exercisable for their term.

The foregoing summary of Mr. Richerson’s:  (i) employment agreement; (ii) proprietary information, inventions and competition agreement; and (iii) indemnification agreement  are qualified in their entirety by reference to the full text of the agreements which are attached hereto as Exhibits 10.08, 10.09, and 10.07, respectively, and which are incorporated herein in their entirety by reference.

Item 9.01	Financial Statement and Exhibits.

The exhibits listed in the accompanying index to exhibits are filed or incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne
Chief Executive Officer

 Dated: September 9, 2009

INDEX OF EXHIBITS

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
4.01**	2009 Executive Compensation Plan	*

4.02**	Form of 2007 Equity Compensation Plan Grant and 2009 Executive Compensation Plan	*

10.01	Form of Securities Purchase Agreement – September 2, 2009	*

10.02	Form of Common Stock Purchase Warrant – September 2, 2009	*

10.03	Form of Registration Rights Agreement—September 2, 2009	*

10.04**	Craig Dionne Employment Agreement	*

10.05**	Craig Dionne Severance Agreement	*

10.06**	Craig Dionne Proprietary Information, Inventions And Competition Agreement	*

10.07**	Form of Indemnification Agreement	*

10.08**	Russell Richerson Employment Agreement	*

10.09**	Russell Richerson Proprietary Information, Inventions And Competition Agreement	*

**Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.